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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 8, 1997
                Date of Report (Date of earliest event reported)

                         Commission File Number: 0-23148

                          AES CHINA GENERATING CO. LTD.
             (Exact name of registrant as specified in its charter)

                                     Bermuda
         (State or other jurisdiction of incorporation or organization)

                                    98-0152612
                        (IRS Employer Identification No.)

                           3/F(W), Golden Bridge Plaza
                          No. 1(A) Jianguomenwai Avenue
                                 Beijing, 100020
                            Peoples Republic of China
                     (Address of principal executive office)

                        Telephone Number (8610) 6508-9619
              (Registrant's telephone number, including area code)



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Item 5.           Other Events.

                  On April 8, 1997, AES China Generating Co. Ltd. (the "Company") announced its first quarter earnings.


Item 7.           Financial Statements and Exhibits.


                  The following is filed as an Exhibit to this Report.

                  Exhibit Number 20

                  Description

                  News Release Announcing the Company's first quarter earnings.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AES China Generating Co. Ltd.
(Registrant)



BY:      JEFFERY A. SAFFORD
         JEFFERY A. SAFFORD
         VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Dated:  April 9, 1997

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EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION


    20         News Release Announcing the Company's First Quarter Earnings.